Events After the Reporting Period	12 Months Ended
Dec. 31, 2023
Events After Reporting Period [Abstract]
Events After the Reporting Period	Events After the Reporting Period
On February 8, 2024, we and Autolus Therapeutics plc, or Autolus, a clinical-stage biopharmaceutical company developing next-generation programmed T cell therapies, announced a strategic collaboration aimed at advancing both companies' autologous CAR-T programs towards commercialization. We have entered into a license and option agreement and a securities purchase agreement under which we purchased $200.0 million of Autolus' American Deposit Shares in a private placement closed on February 13, 2024 resulting in a stake in Autolus ordinary shares of 12.5%. Under the terms of the license and option agreement, we made a $50.0 million upfront payment in exchange for the right to receive royalties on net sales of Autolus' lead asset obe-cel, co-commercialization options for Autolus' AUTO1/22 and AUTO6NG programs as well as an exclusive license and exclusive options to certain technologies owned by Autolus.
The Supervisory Board has appointed Annemarie Hanekamp to the Management Board as Chief Commercial Officer (CCO), effective as of July 1, 2024. She will take over the role from Sean Marett, who will retire as planned from the Management Board as of June 30, 2024.